SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.57% 0.33%	August 31, 2017 August 31, 2017 August 31, 2017 August 31, 2017 August 31, 2017 August 31, 2017
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.46%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
Alternative Strategies Fund[1] Class A Class C Administrator Class Institutional Class	2.22% 2.97% 2.07% 1.97%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Asia Pacific Fund Class A Class C Administrator Class Institutional Class	1.60% 2.35% 1.50% 1.25%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.87% 1.62% 1.62% 1.12% 0.64% 0.44%	August 31, 2017 August 31, 2017 August 31, 2017 August 31, 2017 August 31, 2017 August 31, 2017
C&B Large Cap Value Fund Class A Class B Class C Class R6[2] Administrator Class Institutional Class	1.15% 1.90% 1.90% 0.70% 1.00% 0.80%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2018 September 30, 2016 September 30, 2016
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.15% 0.90%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
California Municipal Money Market Fund[3] Class A Administrator Class Premier Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class	0.75% 1.50% 1.50% 0.55% 0.48%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Capital Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.75% 0.60% 0.94% 0.70%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
Colorado Tax-Free Fund Class A Class C Administrator Class Institutional Class[4]	0.85% 1.60% 0.60% 0.52%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2017
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.26% 2.01% 2.01% 0.85% 1.10% 0.85%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Conservative Income Fund Institutional Class	0.27%	December 31, 2016
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.53% 1.03% 0.52% 0.37% 0.70% 0.42%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Core Plus Bond Fund[5] Class A Class B Class C Class R6[6] Administrator Class Institutional Class	0.84% 1.59% 1.59% 0.45% 0.72% 0.58%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2017 December 31, 2016 December 31, 2016
Disciplined U.S. Core Fund[7] Class A Class C Class R Class R6 Administrator Class Institutional Class	0.92% 1.67% 1.17% 0.43% 0.74% 0.48%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.84% 1.15% 0.89%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 1.05% 0.78%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Diversified Equity Fund Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Diversified International Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	1.35% 2.10% 2.10% 1.60% 0.89% 1.25% 0.99%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.76% 1.51% 1.51% 1.01% 0.45% 0.30% 0.65%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.78% 1.53% 1.53% 1.03% 0.47% 0.32% 0.67%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.79% 1.04% 0.48% 0.33% 0.68%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.81% 1.56% 1.56% 1.06% 0.50% 0.35% 0.70%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.81% 1.06% 0.50% 0.35% 0.70%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.82% 1.57% 1.57% 1.07% 0.51% 0.36% 0.71%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.83% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.83% 1.58% 1.58% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.83% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.83% 1.58% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.83% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dow Jones Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.83% 1.58% 1.08% 0.52% 0.37% 0.72%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target Today Fund Class A Class C Class R Class R4 Class R6	0.98% 1.73% 1.23% 0.67% 0.52%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2015 Fund Class A Class C Class R Class R4 Class R6	1.00% 1.75% 1.25% 0.69% 0.54%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2020 Fund Class A Class C Class R Class R4 Class R6	1.02% 1.77% 1.27% 0.71% 0.56%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2025 Fund Class A Class C Class R Class R4 Class R6	1.04% 1.79% 1.29% 0.73% 0.58%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2030 Fund Class A Class C Class R Class R4 Class R6	1.06% 1.81% 1.31% 0.75% 0.60%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2035 Fund Class A Class C Class R Class R4 Class R6	1.07% 1.82% 1.32% 0.76% 0.61%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2040 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2045 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2050 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2055 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Dynamic Target 2060 Fund Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017 June 30, 2017
Emerging Growth Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 0.90%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Emerging Markets Equity Fund[8] Class A Class B Class C Class R6 Administrator Class Institutional Class	1.61% 2.36% 2.36% 1.18% 1.49% 1.22%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Emerging Markets Equity Income Fund[9] Class A Class C Class R Class R6 Administrator Class Institutional Class	1.65% 2.40% 1.90% 1.20% 1.45% 1.25%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 1.00% 0.80%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Enterprise Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 1.93% 0.80% 1.10% 0.85%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Global Long/Short Fund Class A Class C Administrative Class Institutional Class	1.75% 2.50% 1.65% 1.45%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	1.55% 2.30% 2.30% 1.40% 1.15%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.16% 0.50% 1.00%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class	0.85% 1.60% 1.60% 0.64% 0.48%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
Growth Fund[1][0] Class A Class C Class R6 Administrator Class Institutional Class	1.21% 1.96% 0.70% 0.96% 0.75%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Growth Balanced Fund Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.80% 0.70%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.75% 0.60%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Index Asset Allocation Fund Class A Class B Class C Administrator Class Institutional Class[1][1]	1.15% 1.90% 1.90% 0.90% 0.75%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2018
Index Fund Class A Class B Class C Administrator Class	0.45% 1.20% 1.20% 0.25%	September 30, 2017 September 30, 2017 September 30, 2017 September 30, 2016
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class	0.70% 1.45% 0.60% 0.45%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
International Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.65% 0.85% 0.70%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
International Equity Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	1.14% 1.89% 1.89% 1.39% 0.88% 1.14% 0.89%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
International Value Fund Class A Class B Class C Administrator Class Institutional Class	1.35% 2.10% 2.10% 1.25% 1.00%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 1.00%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.86% 1.36% 0.80% 0.65% 0.95% 0.70%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.25% 0.95%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.68% 1.00% 0.70%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.80% 0.65% 0.95% 0.75%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Large Company Value Fund Class A Class C Administrator Class Institutional Class	1.10% 1.85% 0.98% 0.75%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Low Volatility U.S. Equity Fund[1][2] Class A Class C Class R Class R6 Administrator Class Institutional Class	0.83% 1.58% 1.08% 0.40% 0.75% 0.50%	November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017 November 30, 2017
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class[1][3]	0.85% 1.60% 0.60% 0.52%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2017
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Money Market Fund Class A Class B Class C Daily Class[1][4] Premier Class Service Class	0.65% 1.40% 1.40% 1.00% 0.20% 0.50%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.75% 1.50% 1.50% 0.60% 0.48%	October 31, 2017 October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2017 May 31, 2017 May 31, 2017
Municipal Money Market Fund[1][5] Class A Premier Class Service Class Sweep Class[1][6]	0.64% 0.20% 0.45% 1.00%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
National Tax-Free Money Market Fund[1][7] Class A Administrator Class Premier Class Service Class Sweep Class[1][8]	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2016 October 31, 2016 October 31, 2016
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.10% 0.85%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class	1.21% 1.96% 1.96% 1.00% 0.75%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.86% 0.80% 0.65% 1.00% 0.70%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016
Real Return Fund Class A Class B Class C Class R6[1][9] Administrator Class Institutional Class[18]	0.85% 1.60% 1.60% 0.47% 0.60% 0.52%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2018 September 30, 2016 September 30, 2018
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.53% 0.37% 0.60% 0.42%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
Short-Term Bond Fund Class A Class C Institutional Class	0.72% 1.47% 0.48%	December 31, 2016 December 31, 2016 December 31, 2016
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.81% 1.56% 0.65% 0.50%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.63% 1.38% 0.60% 0.40%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Small Cap Core Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.25% 1.00%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Small Cap Opportunities Fund Class R6[2][0] Administrator Class Institutional Class	0.85% 1.20% 0.95%	July 31, 2018 July 31, 2017 July 31, 2017
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 2.03% 0.83% 1.08% 0.88%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
Small Company Growth Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 2.10% 0.90% 1.20% 0.95%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016
Small Company Value Fund Class A Class C Class R6[21] Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.20% 1.00%	September 30, 2016 September 30, 2016 September 30, 2018 September 30, 2016 September 30, 2016
Special Mid Cap Value Fund[2][2] Class A Class C Class R Class R6 Administrator Class Institutional Class	1.25% 2.00% 1.50% 0.82% 1.14% 0.87%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2017
Special Small Cap Value Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	1.34% 2.09% 2.09% 1.59% 0.89% 1.20% 0.94%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
Specialized Technology Fund Class A Class B Class C Administrator Class Institutional Class[2][3]	1.50% 2.25% 2.25% 1.33% 1.08%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2018
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 28, 2017 February 28, 2017 February 28, 2017 February 28, 2017
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.82% 1.57% 1.57% 0.68% 0.48%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.00%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class	0.70% 1.45% 0.55% 0.35%	December 31, 2016 December 31, 2016 December 31, 2016 December 31, 2016
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class	0.67% 1.42% 0.60% 0.37%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017 July 31, 2017
WealthBuilder Conservative Allocation Portfolio[2][4] Class A Class C	0.75% 1.50%	September 30, 2017 September 30, 2017
WealthBuilder Equity Portfolio[24] Class A Class C	0.75% 1.50%	September 30, 2017 September 30, 2017
WealthBuilder Growth Allocation Portfolio[24] Class A Class C	0.75% 1.50%	September 30, 2017 September 30, 2017
WealthBuilder Growth Balanced Portfolio[24] Class A Class C	0.75% 1.50%	September 30, 2017 September 30, 2017
WealthBuilder Moderate Balanced Portfolio[24] Class A Class C	0.75% 1.50%	September 30, 2017 September 30, 2017
Wisconsin Tax-Free Fund Class A Class C Institutional Class[2][5]	0.70% 1.45% 0.52%	October 31, 2016 October 31, 2016 October 31, 2017
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.50% 1.00%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017

Schedule A amended: August 10, 2016

1Reference is made to that certain Investment Sub-Advisory Agreement among the Trust, on behalf of the Alternative Strategies Fund, the Adviser and The Rock Creek Group, LP (“Rock Creek”), as a sub-adviser to the Alternative Strategies Fund, pursuant to which Rock Creek is authorized to invest, from time to time, a portion of the Alternative Strategies Fund’s assets (“Rock Creek Portion”) in shares of registered investment companies (each such company, other than a money market Fund, an “Underlying Fund”).  The provisions of Section 3 of the Amended and Restated Fee Agreement (the “Fee Agreement”) to which this Schedule A relates shall apply to the Capped Operating Expense Ratios of the respective share classes of the Alternative Strategies Fund stated in the table above (the “Baseline Capped Operating Expense Ratios”).  In addition to the foregoing, to the extent that the Rock Creek Portion invests in securities of any Underlying Fund, the Adviser also hereby agrees to additionally waive any advisory fees payable to it under the Investment Advisory Agreement, additionally waive any administration fees payable to it under the Administration Agreement, and/or additionally reimburse other expenses of the Funds or a class in an amount equal to the fees of such Underlying Fund held in the Rock Creek Portion (which shall be calculated based on the net operating expense ratio of the relevant share class of such Underlying Fund contained in the Underlying Fund’s most recently published annual or semi-annual report) (such additional waivers, the “Rock Creek Underlying Fund Waivers”); provided, however, notwithstanding the provisions of Section 3 of the Fee Agreement, the amount of the Rock Creek Underlying Fund Waivers, if any,  may increase or decrease from time to time without notice to, or approval by, the Board, so long as: (i) the initial term and renewal of the Adviser’s commitment to make the Rock Creek Underlying Fund Waivers remain subject to the provisions of Section 3 of the Fee Agreement, and (ii) the Baseline Capped Operating Expense Ratios remain subject to the provisions of Section 3 of the Fee Agreement.

2On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 to the C&B Large Cap Value Fund.  The Class R6 shares will become effective on or about November 1, 2016.

3On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the California Municipal Money Market Fund effective on or about September 1, 2016.

4On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of the Institutional Class to the Colorado Tax-Free Fund.  The Institutional Class shares will become effective on or about November 1, 2016.

5On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust were notified of decreases to the net operating expense ratios for certain share classes of the Core Plus Bond Fund.  Effective January 1, 2017, the net operating expense ratios for Class A, B, C and Institutional will be: Class A 0.83%, Class B 1.58%, Class C 1.58%, Institutional Class 0.50%, expiring December 31, 2017.

6On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 to the Core Plus Bond Fund.  The Class R6 shares will become effective on or about November 1, 2016.

7On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust were notified of decreases to the net operating expense ratios for certain share classes of the Disciplined U.S. Core Fund.  Effective December 1, 2016, the net operating expense ratios for Class A, C and R will be: Class A 0.87%, Class C 1.62%, Class R 1.12%, expiring November 30, 2017.

8On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust were notified of decreases to the net operating expense ratios for certain share classes of the Emerging Markets Equity Fund.  Effective March 1, 2017, the net operating expense ratios for Class A, B, C, R6, Administrator and Institutional will be: Class A 1.58%, Class B 2.33%, Class C 2.33%, Class R6 1.15%, Administrator Class 1.46%, Institutional Class 1.19%, expiring February 28, 2018.

9On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust were notified of decreases to the net operating expense ratios for certain share classes of the Emerging Markets Equity Income Fund.  Effective March 1, 2017, the net operating expense ratios for Class A, C, R, R6, and Institutional will be: Class A 1.62%, Class C 2.37%, Class R 1.87%, Class R6 1.17%, Institutional Class 1.22%, expiring February 28, 2018.

10On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust were notified of decreases to the net operating expense ratios for certain share classes of the Growth Fund.  Effective December 1, 2016, the net operating expense ratios for Class A and C will be: Class A 1.16%, Class C 1.91%, expiring November 30, 2017.

11On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of the Institutional Class to the Index Asset Allocation Fund.  The Institutional Class shares will become effective on or about November 1, 2016.

12On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Low Volatility U.S. Equity Fund.  The Low Volatility U.S. Equity Fund is expected to commence operations in the fourth quarter of 2016.

13On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of the Institutional Class to the Minnesota Tax-Free Fund.  The Institutional Class shares will become effective on or about November 1, 2016.

14On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Money Market Fund Daily Class effective on or about September 1, 2016.

15On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Municipal Money Market Fund into the National Tax-Free Money Market Fund.  Pending shareholder approval, the fund merger is expected to occur in the first quarter of 2017.

16On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Municipal Money Market Fund Sweep Class effective on or about September 1, 2016.

17On August 10, 2016, the Board of Trustees of Wells Fargo Funds Trust approved a reduction to the Class A shares capped operating expense ratio in conjunction with the merger of the Municipal Money Market Fund into the National Tax-Free Money Market Fund.  Pending shareholder approval of the merger, Class A will be reduced from 0.65% to 0.64% and the expiration dates for all share classes will change to May 31, 2018.

18On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the National Tax-Free Money Market Fund Sweep Class effective on or about September 1, 2016.

19On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 and Institutional Class to the Real Return Fund.  The Class R6 and Institutional Class shares will become effective on or about November 1, 2016.

20On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 to the Small Cap Opportunities Fund.  The Class R6 shares will become effective on or about November 1, 2016.

21On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 to the Small Company Value Fund.  The Class R6 shares will become effective on or about November 1, 2016.

22On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust were notified of decreases to the net operating expense ratios for certain share classes of the Special Mid Cap Value Fund.  Effective February 1, 2017, the net operating expense ratios for Class A, C, R and R6 will be: Class A 1.22%, Class C 1.97%, Class R 1.47%, Class R6 0.79%, expiring January 31, 2018.

23On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of the Institutional Class to the Specialized Technology Fund.  The Institutional Class shares will become effective on or about November 1, 2016.

24On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the name change of each WealthBuilder Portfolio to WealthBuilder Fund.  In addition, the Board approved for each WealthBuilder Portfolio the establishment of Class A shares and the renaming of each existing WealthBuilder Portfolio share class as Class C.  The approved changes will become effective in the first quarter 2017.

25On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of the Institutional Class to the Wisconsin Tax-Free Fund.  The Institutional Class shares will become effective on or about November 1, 2016.

The foregoing schedule of capped operating expense ratios is agreed to as of August 10, 2016 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

              C. David Messman

              Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
  Paul Haast

  Senior Vice President